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                                                                    EXHIBIT 23.5

                        CONSENT TO BE NAMED AS A TRUSTEE

   I, Kenneth N. Stensby, hereby consent to be nominated as a trustee of ProLogis Trust and to be named as such in the ProLogis Trust Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission.

                                               /s/ Kenneth N. Stensby
                                          -------------------------------------
                                                   Kenneth N. Stensby

Dated: March 26, 1999